22. Restrictions on Dividends	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Restrictions on Dividends

The Parent Company’s principal asset is its investment in the Bank, its wholly-owned consolidated subsidiary. The primary source of income for the Parent Company historically has been dividends from the Bank. Regulatory agencies limit the amount of funds that may be transferred from the Bank to the Parent Company in the form of dividends, loans or advances.

Under applicable laws and without prior regulatory approval, the total dividend payments of the Bank in any calendar year are restricted to the net profits of that year, as defined, combined with the retained net profits for the two preceding years. The Company and Bank currently are prohibited from paying dividends unless regulatory approval is obtained. (See Note 2 Formal Written Agreement).